UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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The Walt Disney Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Commencing March 18, 2011, The Walt Disney Company sent the following communication to certain shareholders:

We would like to make you aware that we have amended employment agreements with four executives to remove a provision that provided for gross-ups for excise tax payments the executives could incur upon termination following a change in control. Attached is a report on Form 8-K that was filed with the SEC this morning. The report provides additional information about these amendments.

If you have any questions, you may direct them to Lowell Singer, Senior Vice President – Investor Relations, at 818-560-6601.

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 17, 2011

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11605	95-4545390
(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On March 17, 2011, the Company amended employment agreements with each of Robert A. Iger, James A. Rasulo, Alan N. Braverman and Thomas O. Staggs to remove from their employment agreements a provision for payment to the executive to cover excise taxes incurred by the executive pursuant to Section 4999 of the Internal Revenue Code with respect to payments received by the executive upon termination following a change in control.

The amendments of Mr. Iger, Mr. Rasulo, Mr. Braverman and Mr.Staggs’ agreement are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively to this Report and are incorporated herein by reference.

Item 9.01	Exhibits

Exhibit 10.1	Amendment dated March 17, 2011 to the Amended and Restated Employment Agreement, dated as of December 23, 2008, between the Company and Robert A. Iger

Exhibit 10.2	Amendment dated March 17, 2011 to Employment Agreement, dated as of January 1, 2010, between the Company and James A. Rasulo

Exhibit 10.3	Amendment dated March 17, 2011 to Employment Agreement, dated as of October 1, 2008, between the Company and Alan N. Braverman

Exhibit 10.4	Amendment dated March 17, 2011 to Amended and Restated Employment Agreement dated as of December 18, 2008, between the Company and Thomas O. Staggs

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Roger J. Patterson
Roger J. Patterson Managing Vice President, Counsel Registered In-House Counsel

Dated: March 18, 2011

Exhibit 10.1

March 17, 2011

Mr. Robert A. Iger

President and Chief Executive Officer

The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521

RE:	Amendment to that certain Amended and Restated Employment
Agreement Between The Walt Disney Company and Robert A. Iger,
dated as of December 23, 2008 (the “Agreement”)

Dear Mr. Iger:

This letter agreement will confirm that Paragraph 10 of the Agreement is hereby deleted in its entirety (together with all references thereto in the Agreement) and shall be of no further force or effect, effective as of the date hereof.

As amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

If the foregoing accurately reflects your understanding of our mutual agreement, please so indicate in the space provided below and return an executed copy hereof to us at your earliest convenience.

Very truly yours, THE WALT DISNEY COMPANY

By:	/s/ M. Jayne Parker

Title:	EVP, Chief HR Officer

Date:	3/17/2011

ACCEPTED AND AGREED TO:

/s/ Robert A. Iger
Robert A. Iger

Date:	3/17/2011

Exhibit 10.2

March 17, 2011

Mr. James A. Rasulo

Senior Executive Vice President and Chief Financial Officer

The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521

RE:	Amendment to that certain Employment Agreement Between The Walt
Disney Company and James A. Rasulo, dated as of January 1, 2010
(the “Agreement”)

Dear Mr. Rasulo:

This letter agreement will confirm that Paragraph 7 of the Agreement is hereby deleted in its entirety (together with all references thereto in the Agreement) and shall be of no further force or effect, effective as of the date hereof.

As amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

If the foregoing accurately reflects your understanding of our mutual agreement, please so indicate in the space provided below and return an executed copy hereof to us at your earliest convenience.

Very truly yours, THE WALT DISNEY COMPANY

By:	/s/ M. Jayne Parker

Title:	EVP, Chief HR Officer

Date:	3/17/2011

ACCEPTED AND AGREED TO:

/s/ James A. Rasulo
James A. Rasulo

Date:	3/17/2011

Exhibit 10.3

March 17, 2011

Mr. Alan N. Braverman

Senior Executive Vice President, General Counsel and Secretary

The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521

RE:	Amendment to that certain Employment Agreement dated as of
October 1, 2008 by and between The Walt Disney Company and
Alan N. Braverman (the “Agreement”)

Dear Mr. Braverman:

This letter agreement will confirm that Paragraph 7 of the Agreement is hereby deleted in its entirety (together with all references thereto in the Agreement) and shall be of no further force or effect, effective as of the date hereof.

As amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

If the foregoing accurately reflects your understanding of our mutual agreement, please so indicate in the space provided below and return an executed copy hereof to us at your earliest convenience.

Very truly yours, THE WALT DISNEY COMPANY

By:	/s/ M. Jayne Parker

Title:	EVP, Chief HR Officer

Date:	3/17/2011

ACCEPTED AND AGREED TO:

/s/ Alan N. Braverman
Alan N. Braverman

Date:	3/17/2011

Exhibit 10.4

March 17, 2011

Mr. Thomas O. Staggs

Chairman

Walt Disney Parks and Resorts Worldwide

500 South Buena Vista Street

Burbank, California 91521

RE:	Amendment to that certain Amended and Restated Employment Agreement Between The Walt Disney Company and Thomas O. Staggs dated as of December 18, 2008, as amended and assigned to Walt Disney Parks and Resorts Worldwide on January 7, 2010 (the “Agreement”)

Dear Mr. Staggs:

This letter agreement will confirm that Paragraph 7 of the Agreement is hereby deleted in its entirety (together with all references thereto in the Agreement) and shall be of no further force or effect, effective as of the date hereof.

As amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

If the foregoing accurately reflects your understanding of our mutual agreement, please so indicate in the space provided below and return an executed copy hereof to us at your earliest convenience.

Very truly yours, WALT DISNEY PARKS AND RESORTS WORLDWIDE

By:	/s/ Marsha L. Reed

Title:	Vice President

Date:	March 17, 2011

ACCEPTED AND AGREED TO:

/s/ Thomas O. Staggs
Thomas O. Staggs

Date:	March 17, 2011